Northwestern Mutual Series Fund, Inc.

Supplement Dated August 7, 2008 to the

Prospectus Dated April 30, 2008

This Supplement revises certain information contained in the Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated April 30, 2008 (the “Prospectus”), a copy of which you have already received. You should read this Supplement together with the Prospectus. Please retain this Supplement for future reference.

Mid Cap Value Portfolio

Effective immediately, the following language is inserted at the end of the first sentence in the second paragraph of the “Objective and Strategy” section of the Portfolio Summary with respect to the Mid Cap Value Portfolio:

“, with an emphasis on smaller mid-sized companies with market capitalizations between $1.0 billion and $5.0 billion.”

In addition, effective immediately, the following sentence is added to the end of the second paragraph of the “Objective and Strategy” section of the Portfolio Summary with respect to such Portfolio:

“The Portfolio’s emphasis on smaller mid-sized companies may cause its average market capitalization to be lower than, may cause it to perform differently from, and will subject it to greater small cap company risk than, other mid cap funds without this emphasis.”

Amendments to Investment Sub-Advisory Agreements with Janus Capital Management, LLC and AllianceBernstein L.P.

Effective August 6, 2008, the Board of Directors of the Fund approved an Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC (“Mason Street Advisors”) and Janus Capital Management LLC (“Janus”) with respect to the Focused Appreciation Portfolio and an Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and AllianceBernstein L.P. (“AllianceBernstein”) with respect to the Mid Cap Value Portfolio (collectively, the “Amended Agreements”). In approving the Amended Agreements, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and Mason Street Advisors to amend investment sub-advisory agreements without shareholder approval so long as, among other conditions, shareholders are provided notice of the amendment.

The Amended Agreements, which conformed the existing agreements with Janus and AllianceBernstein to Mason Street Advisors’ current form of Investment Sub-Advisory Agreement, place heightened obligations on each of Janus and AllianceBernstein with respect to reporting amendments to, and violations of, codes of ethics and other procedures, as well as violations of law. The Amended Agreements also include an obligation to cooperate with the Fund’s and Mason Street Advisors’ chief compliance officers in connection with compliance matters. Finally, the Amended Agreements provide additional clarity regarding each sub-adviser’s responsibility in connection with the performance of various operational matters. The Amended Agreements did not include any changes to fees.

Modifications to Short Term and Excessive Trading Policies

The following language is hereby inserted after the fourth paragraph of the subsection entitled “Short Term and Excessive Trading” under the “INVESTING IN THE PORTFOLIOS” section of the Prospectus:

“Northwestern Mutual’s variable annuity contracts and variable life insurance policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by the entity’s employee benefit or similar plan. These policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject to special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve transfer per contract or policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the portfolio rebalancing program is managed by a third party administrator that meets requirements established by Northwestern Mutual. Northwestern Mutual reserves the right to monitor or limit transactions involving portfolio rebalancing programs where it believes such transactions may be potentially harmful to a Portfolio.”